                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT September 29, 2000       Commission file number    0-784
              --------------------                             --------

                               DETREX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Michigan                                          38-0480840
-------------------------------                   --------------------
 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation or organization)                   Identification No.)

24901 Northwestern Hwy., Ste. 500, Southfield, MI      48075
--------------------------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code          (248) 358-5800
                                                          ----------------

Securities registered pursuant to section 12(b) of the Act:

                                                  Name of each exchange on
     Title of each class                             which registered
     -------------------                             ---------------------
           None                                             None

Securities registered pursuant to Section (g) of the Act:

                       Common Capital Stock, $2 Par Value
--------------------------------------------------------------------------------
                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                                            YES  X    NO
                                                               -----    -----

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 29, 2000, Seibert-Oxidermo, Inc. ("Seibert"), a wholly-owned subsidiary of the Registrant, completed the sale of assets, other than real estate, used in its paint business. The buyer was Red Spot Paint & Varnish Co., Inc. ("Red Spot") of Evansville, Indiana.

         The sale was conducted pursuant to an Asset Purchase and Sale Agreement dated September 1, 2000 (the "Agreement"). The purchase price for the assets and a non-compete covenant was $11,500,000 cash, adjusted downward by $439,484 to reflect the value of inventories and accounts receivable as of September 30, 2000. Seibert retained responsibility for accounts payable as of September 30, 2000.

         In addition, Seibert and Red Spot entered into a Transition Contract Manufacturing and Shipping Agreement whereby Seibert will toll manufacture at cost for Red Spot for a period not to exceed four months commencing October 1, 2000. Also, Seibert and Red Spot entered into a Royalty Agreement whereby Red Spot will pay Seibert royalties for incremental sales of certain products over the next two years.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (a)  Not applicable.

         (b) PRO FORMA financial statements relating to the sale are set forth in Appendix A to this Report on Form 8-K and are hereby incorporated by reference.

         (c)  Exhibits:

              2. Asset Purchase and Sale Agreement By and Among Seibert-Oxidermo, Inc., Detrex Corporation, and Red Spot Paint & Varnish Co., Inc. dated September 1, 2000. Exhibits to the Agreement that are not required to be filed but will be made available to the Securities and Exchange Commission on request include the following:

                   Exhibit A        -  Personal Property
                   Exhibit B        -  Licenses and Permits
                   Exhibit C        -  Assumed Leases and Contracts
                   Exhibit D        -  Intellectual Property Rights
                   Exhibit E-1      -  No Conflict or Default
                   Exhibit E-2      -  Rebates and Discounts
                   Exhibit F-1      -  Financial Statements
                   Exhibit F-2      -  Absence of Material Changes

                   Exhibit G        -  Litigation, Compliance with Law
                   Exhibit H        -  Employees, Compensation and Benefits
                   Exhibit I        -  Environmental Compliance
                   Exhibit J-1      -  Taxes
                   Exhibit J-2      -  Customers
                   Exhibit K        -  Bill of Sale
                   Exhibit L        -  Opinion of Counsel - Seller and Detrex
                   Exhibit M        -  Opinion of Counsel - Purchaser
                   Exhibit N        -  Confidentiality and Non-Competition Agreement
                   Exhibit O        -  Liens to be Released
                   Exhibit P        -  Assignment and Assumption Agreement
                   Exhibit Q        -  Transition Contract Manufacturing and Shipping
                                       Agreement
                   Exhibit R        -  Royalty Agreement


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DETREX CORPORATION


                                            /s/ Gerald J. Israel
                                            ------------------------
                                            Gerald J. Israel
                                            Vice President, Finance,
                                            Chief Financial Officer & Treasurer



Dated: October 16, 2000

                                   APPENDIX A
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The following unaudited pro forma financial statements are based upon the historical financial statements of the Registrant. The unaudited pro forma balance sheet has been prepared to give effect to the asset sale, as though it had been consummated on June 30, 2000. The unaudited pro forma statements of operations give effect to the sale and the use of the sale proceeds as though the sale had been consummated as of the beginning of the earliest period presented.

         The unaudited pro forma financial statements do not purport to be indicative of the results that would have been obtained had the sale described above occurred as of the assumed dates. In addition, the pro forma statements of operations do not propose to reflect the actual results that would have been achieved had the sale been consummated on either January 1, 1999 or January 1, 2000 or project the Registrant's results of operations for any future period.

         The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of the Registrant and the notes thereto contained in the Registrant's previous filings with the Securities and Exchange Commission.

                               Detrex Corporation
            Unaudited Pro-Forma Condensed Consolidated Balance Sheet
                                  June 30, 2000

                                                         Detrex               Pro-Forma                Pro-Forma
                                                       Corporation           Adjustments             June 30, 2000
                                                   --------------------  --------------------      -------------------
CURRENT ASSETS
Cash and Cash Equivalents                                 $    433,424             -----                      433,424
Accounts Receivable                                         14,424,081            (1,990,000)              12,434,081
Inventories                                                 12,477,790            (2,308,000)              10,169,790
Prepaid expenses and other                                   2,104,380               (18,000)               2,086,380
                                                   --------------------  --------------------      -------------------
              Total Current Assets                        $ 29,439,675            (4,316,000)              25,123,675

Land, Buildings & Equipment                                 25,389,575            (1,218,000)              24,171,575
Other Assets                                                 4,261,870            (1,698,000)               2,563,870
                                                   --------------------  --------------------      -------------------
              Total Assets                                $ 59,091,120            (7,232,000)(a)           51,859,120
                                                   ====================  ====================      ===================


CURRENT LIABILITIES
Current Debt                                              $ 10,231,313            (9,439,745)(b)              791,568
Accounts Payable                                            10,023,134              (366,280)(c)            9,656,854
Environmental Reserve                                        1,500,000             ----                     1,500,000
Accrued Compensation                                           508,995               490,000 (a)              998,995
Other Accruals                                               2,364,397               642,000 (a)            3,006,397
                                                   --------------------  --------------------      -------------------
              Total Current Liabilities                   $ 24,627,839            (8,674,025)              15,953,814

Capital Lease Obligations                                      178,874             ----                       178,874
Long-Term Debt                                               4,154,975            (1,254,975)(b)            2,900,000
Accrued Postretirement Benefit                               4,852,822             ----                     4,852,822
Environmental Reserve                                        5,380,132             ----                     5,380,132
Accrued Pensions & Other                                       100,696             ----                       100,696
Minority Interest                                            2,350,869             ----                     2,350,869
Stockholders' Equity                                        17,444,913             2,697,000 (a)           20,141,913
                                                   --------------------  --------------------      -------------------

              TOTAL LIABILITIES AND
                STOCKHOLDERS' EQUITY                      $ 59,091,120            (7,232,000)              51,859,120
                                                   ====================  ====================      ===================


See notes to unaudited pro-forma condensed consolidated balance sheet

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet


(a) To reflect the sale of assets for $11,061,000 of cash resulting in a gain before tax of $4,219,000:

                                                                           $000
                                                                           ----
                  Cash received                                          $11,061
                  Estimated accrued expenses related
                      to the transaction:
                           Legal expenses                      $   100
                           Employee related termination
                               and retention costs                 700
                           Product disposal costs                  200     1,000
                                                              --------  --------
                                                                         $10,061

                  Carrying value of assets sold
                      or disposed of:
                           Receivables                          $1,990
                           Inventories                           2,308
                           Prepaid expenses                         18
                           Other assets                            308
                           Fixed assets                          1,218     5,842
                                                              --------  --------


                  Gain before tax                                          4,219
                  Michigan Single Business Tax                               132
                  Deferred taxes on income                                 1,390
                                                                        --------

                  Net gain                                              $  2,697
                                                                        ========


(b) To utilize the proceeds from the sale to repay bank borrowings of $9,439,745 of current debt and $1,254,975 of long-term debt.

(c)      To reduce accounts payable for the remaining cash of $366,280.

                               Detrex Corporation
       Unaudited Pro-Forma Condensed Consolidated Statement of Operations
                         Six Months Ended June 30, 2000


                                                           Detrex               Pro-Forma             Pro-Forma
                                                         Corporation           Adjustments           Consolidated
                                                     --------------------  --------------------   -------------------

Net Sales                                                   $ 52,866,246           $ 7,707,604          $ 45,158,642

Cost of sales                                                 39,699,359             5,664,238            34,035,121
Selling, general and administrative expenses                   9,429,981             1,599,594             7,830,387
Provision for depreciation and amortization                    1,919,271               169,422             1,749,849
Net loss (gain) from property transactions                        98,859                                      98,859
Other income and deductions                                     (182,745)                 (842)             (181,903)
Minority interest                                                220,489                                     220,489
Interest expense                                                 744,455               587,605               156,850
                                                     --------------------  --------------------   -------------------

Income before income taxes                                     $ 936,577             $ 312,413           $ 1,248,990

Provision for income taxes                                       383,992               106,220               490,212
                                                     --------------------  --------------------   -------------------

Net income from continuing operations                          $ 552,585               206,193               758,778
                                                     ====================  ====================   ===================

Basic and diluted earnings per share                              $ 0.35                                      $ 0.48
                                                     ====================                         ===================

Shares outstanding                                             1,583,414                                   1,583,414



See notes to unaudited pro-forma condensed consolidated statements of operations

                               Detrex Corporation
       Unaudited Pro-Forma Condensed Consolidated Statement of Operations
                      Twelve Months Ended December 31, 1999

                                                           Detrex               Pro-Forma             Pro-Forma
                                                         Corporation           Adjustments           Consolidated
                                                     --------------------  --------------------   -------------------

Net Sales                                                   $ 90,415,835          $ 13,519,396          $ 76,896,439

Cost of sales                                                 69,730,585            10,213,522            59,517,063
Selling, general and administrative expenses                  18,146,524             2,821,730            15,324,794
Provision for depreciation and amortization                    3,654,842               292,799             3,362,043
Net loss (gain) from property transactions                      (285,039)                                   (285,039)
Other income and deductions                                     (179,734)               21,460              (201,194)
Minority interest                                                212,879                                     212,879
Interest expense                                               1,074,629               824,122               250,507
                                                     --------------------  --------------------   -------------------

Loss before income taxes                                    $ (1,938,851)            $ 654,237          $ (1,284,614)

Credit for income taxes                                         (805,932)              222,441              (583,491)
                                                     --------------------  --------------------   -------------------

Net loss from continuing operations                         $ (1,132,919)            $ 431,796            $ (701,123)
                                                     ====================  ====================   ===================

Basic and diluted earnings per share                             $ (0.72)                                    $ (0.44)
                                                     ====================                         ===================

Shares outstanding                                             1,583,414                                   1,583,414


See notes to unaudited pro-forma condensed consolidated statements of operations

Notes to unaudited pro-forma condensed statements of operations:


(a)      To remove from the results of operations the business sold.

(b) To eliminate from interest expense the amount of interest attributable to the repayment of current and long-term debt resulting from the sale.

                                 Exhibit Index

Exhibit No.                   Description
-----------                   -----------
     99                       Asset Purchase and Sale Agreement By and Among
                              Seibert-Oxidermo, Inc., Detrex Corporation, and
                              Red Spot Paint & Varnish Co., Inc. dated
                              September 1, 2000.